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                                                                    EXHIBIT 10.5

                      FIRST AMENDMENT TO MASTER AGREEMENT


                 THIS FIRST AMENDMENT TO MASTER AGREEMENT ("Amendment") is made as of the 15th day of November, 1996 by and among CROSSROADS/FUTURE COMPANY, L.L.C., a Delaware limited liability company ("New Lessee"), CROSSROADS/MEMPHIS PARTNERSHIP, L.P., a Delaware limited partnership (the "Partnership"), INTERSTATE HOTELS CORPORATION, a Pennsylvania corporation ("IHC"), EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership ("EIP") and EQUITY INNS, INC., a Tennessee corporation ("ENNS")

                                  WITNESSETH:

                 WHEREAS, New Lessee, the Partnership, IHC, EIP and ENNS entered into that certain Master Agreement, dated November 4, 1996 ("Master Agreement"); and

                 WHEREAS, the parties wish to amend the Master Agreement in the manner set forth in this Amendment;

                 NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                 1. DEFINITIONS. Unless otherwise defined herein, capitalized terms used in this Amendment have the definitions ascribed to them in the Master Agreement.

                 2. EXHIBITS. (a) Exhibit A (Consolidated Lease Amendment) to the Master Agreement is hereby deleted in its entirety and replaced with Exhibit A attached to this Amendment.

                          (b) Exhibit F (IHC Guarantees) to the Master Agreement
is hereby deleted in its entirety and replaced with Exhibit F attached to this Amendment (which shall include the Acknowledgment of Collateral Assignment of Guaranty of Lease when requested by EIP).

                 3. CROSS-DEFAULT. (a) All of the Lessee's obligations under the Leases shall be cross-defaulted. The phrase "but shall not be cross-defaulted with the Consolidated Lease Amendment" is hereby deleted from
Section 1.5(e) of the Master Agreement.

                          (b) The parentheticals "(but without cross-default
provisions)" or "(without cross-default provisions)" are hereby deleted from
(i) the third sentence of Section 1.6(c) of the Master Agreement; (ii) Section 1.6(d) of the Master Agreement; and (iii) each of the seventh and eighth sentences of Section 1.7(b) of the Master Agreement.





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                 4.        CREDIT AGREEMENT THIRD AMENDMENT. With respect to the
Third Amendment to Credit Agreement and Other Credit Facility Documents dated as of November 14, 1996 (the "Credit Amendment"), among EIP, Smith Barney Mortgage Capital Group, Inc. and the other "Co-Lenders" (as defined in the Credit Agreement), IHC, New Lessee and the Partnership agree to execute and deliver, and cause Interstate Hotels Company and their "Affiliates" (as defined in the Master Agreement) to execute and deliver, when applicable to and required by the appropriate party, all as required by the Credit Agreement, (a) in the event of an assignment of the Lessee's interest under a Lease in accordance with the terms thereof, (i) an assumption by such successor Lessee of the Lessee's obligations under the Lease, (ii) a subordination, nondisturbance and attornment agreement in the form attached as Exhibit S to the Credit Agreement and (iii) lease guarantees in the form of the IHC Guarantees attached as Exhibit R-1 to the Credit Agreement and Exhibit F to this Amendment, (b) a subordination, nondisturbance and attornment agreement in the form of Exhibit S to the Credit Agreement upon the entering into of an Additional Lease and (c) an acknowledgement of collateral assignment of guaranty of lease in form attached as Exhibit T to the Credit Amendment and Exhibit F to this Amendment to the Credit Agreement and Exhibit F to this Amendment, upon the execution and delivery of any future IHC Guarantees of any leases entered into under the Master Agreement.

                 5. MISCELLANEOUS. (a) The date "November 13, 1996" set forth in Section 1.10 of the Master Agreement is deleted and replaced with "November 15, 1996."

                          (b) The word "not" is hereby added immediately before
the word "terminate" in Section 3.4(b) of the Master Agreement.

                 6. EFFECT OF AMENDMENT. Except as expressly modified hereunder, the Master Agreement shall remain in full force and effect.

                 7. HEADINGS. The headings of the paragraphs herein are included solely for convenience of reference and shall not control the meaning of the interpretation of any provision of this Amendment.

                 8. MERGER. The Master Agreement, as amended by this Amendment, contains the entire understanding between the parties hereto and supersedes any prior or contemporaneous contracts, agreement, understandings and/or negotiations, whether oral or written.





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                 IN WITNESS WHEREOF, the parties hereto have executed this
Amendment as of the day and the year first above-written.


                                EQUITY INNS PARTNERSHIP, L.P.

                                By:     EQUITY INNS TRUST,
                                        general partner


                                By: /s/ Phillip H. McNeill, Sr.
                                   -------------------------------
                                Title: CEO
                                      ----------------------------

                                CROSSROADS/MEMPHIS PARTNERSHIP, L.P.

                                By: CROSSROADS/MEMPHIS COMPANY, L.L.C.
                                    its general partner



                                By: /s/ Kevin P. Kilkeary
                                   -------------------------------
                                Title: Vice President
                                       ---------------------------

                                INTERSTATE HOTELS CORPORATION



                                By: /s/ Kevin P. Kilkeary
                                   -------------------------------
                                Title: Vice President
                                       ---------------------------

                                EQUITY INNS, INC.



                                By: /s/ Phillip H. McNeill, Sr.
                                   -------------------------------
                                Title: CEO
                                       ---------------------------

                                CROSSROADS FUTURE COMPANY, L.L.C.



                                By: /s/ Kevin P. Kilkeary
                                   -------------------------------
                                Title: Vice President
                                       ---------------------------




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